SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   June 7, 2012

Anpulo Food, Inc.
(Exact name of registrant as specified in charter)

Nevada	000-54216
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Hangkonglu, Xiangfengzhen, Laifengxian, Hubei China
(Address of principal executive offices)

Registrant’s telephone number, including area code: (86) 718 628 8576

Not Applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a)           Dismissal of Independent Accountant Previously Engaged as Principal Accountant.

On June 7, 2012, Anpulo Food, Inc. (the “Company”) dismissed Webb & Company, P.A. (“Webb”), as the independent registered public accounting firm of the Company.  The dismissal was approved by the Board of Directors of the Company (the “Board”).

During the years ended July 31, 2011 and 2010, and through the date of this report, there were no (1) disagreements with Webb on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to its satisfaction would have caused Webb to make reference in its reports on the Company’s consolidated financial statements for such years to the subject matter of the disagreement, or (2) “reportable events,” as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

The audit reports of Webb on the financial statements of the Company, as of and for the years ended July 31, 2011 and 2010, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that the reports stated there is substantial doubt about the Company’s ability to continue as a going concern.

The Company has requested that Webb furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of such letter, dated June 13, 2012, indicating that it is in agreement with such disclosures is filed as Exhibit 16.1 to this Form 8-K.

(b)           Engagement of New Independent Accountant as Principal Accountant.

On June 7, 2012, the Board approved the appointment of Sherb & Co., LLP (“Sherb”) as the independent registered public accounting firm of the Company for the year ended July 31, 2012.

During the Company’s two most recent fiscal years and the subsequent interim period preceding Sherb’s engagement, neither the Company nor anyone on behalf of the Company consulted with Sherb regarding the application of accounting principles to any specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements, and Sherb did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue or any matter that was the subject of a “disagreement” or a “reportable event,” as such terms are defined in Item 304(a)(1) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description

16.1	Letter to the Securities and Exchange Commission from Webb & Company, P.A., dated June 13, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Anpulo Food, Inc.

By:	/s/ Wenping Luo
Name :	Wenping Luo
Title :	President, Chief Executive Officer

Dated: June 13, 2012